                                  TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1996-1
                                      Monthly Statement
                           For the Collection Period ended 12/31/96
                                                                    NOTE
                                                  COLLECTION    DISTRIBUTION
                                                   ACCOUNT        ACCOUNT

Beginning Balance				                                  	$0.00
Deposit of Collections and Other Amounts

Collections during the Collection Period [4.7(b)]	6,140,275.51
Less: Collections to reimburse Servicer Advances (1,322,358.31)
      [4.7(c)(i)]
Less: Collections from Repurchased Leases or 											  0.00
      Substituted Leases [4.7(c)(ii)]
Add: Servicer Advances [3.3]									              1,290,534.58
Add: Investment Earnings									                     14,231.56
Available Amount 									                         6,122,683.34

Payments on Payment Date [4.8]

 (a) Unreimbursed Servicer Advances to the Servicer							 0.00
     (when deemed by Servicer to be uncollectible)

 (b) Servicing Fee Arrearage to the Servicer									      0.00

 (c) Servicing Fee to the Servicer									         (122,305.30)

 (d) Class A Interest Arrearage	to Holders of             0.00           0.00
					Class A Notes
 (e) Class A Interest Payment Amount	to Holders    (614,732.63)    614,732.63
					of Class A Notes
 (f) Class B Interest Arrearage to Holders of             0.00           0.00
					Class B Notes
 (g) Class B Interest Payment Amount									        (72,274.47)    72,274.47
					to Holders of Class B Notes
 (h) Class A Principal Payment Amount									    (4,652,689.93)  4,652,689.93
					to Holders of Class A Notes
 (i) Class B Principal Payment Amount as follows:
     1) to Holders of Class A Notes to extent of 									 0.00          0.00
        Subordination Shortfall

     2) remainder to Holders of Class B Notes if           0.00          0.00
        Restricting Event exists

     3) remainder to Holders of Class B Notes if		  (492,383.53)   492,383.53
        no Restricting Event exists

 (j) Holders of Class B Notes if Restrcting Event exists   0.00         0.00

 (k) Holders of the Trust Certificate               (168,297.48)

 Subtotal                                         (6,122,683.34) 5,832,080.56

Distributions to Noteholders									                           (5,832,080.56)

Ending Balance									                                    0.00          0.00

                                   TL Lease Funding Corp. IV
                              TLFC IV Equipment Lease Trust 1996-1
                                       Monthly Statement
                             For the Collection Period ended 12/31/96

SUBORDINATION AMOUNT
	Aggregate Discounted Lease Balance 										               $141,589,464
	(on the last day of the Collection Period)
	Add:  Available Amount                     									           6,122,683
	Less: Outstanding Class A Principal Balance										       (118,705,028)
	(after current Payment Date)
 Subordination Amount									                                $29,007,120

	Minimum Required Subordination Amount								                 $5,640,396

	Subordination Shortfall								                                       $0

RESTRICTING EVENT CALCULATIONS

 (1) Average Aggregate Delinquencies-trailing 6 months								      4,597
     Average Aggregate Discounted Lease Balance -									    144,177,913
     Trailing 6 months

 Delinquency Ratio									                                         0.00%

 Maximum Delinquency Ratio									                                 2.00%

 (2) Aggregate Discounted Lease Balance of Charged-off									      60,305
     Leases - trailing 6 months

 Annualized Net Charge-offs									                                120,609

 Average Aggregate Discounted Lease Balance -									          144,177,913
 Trailing 6 months

 Charge-off Ratio									                                          0.08%

 Maximum Charge-off Ratio									                                  5.00%

 Restricting Event									                                          NO

SUBSTITUTION CALCULATIONS (SECTION 5.1)

 (1) Cumulative Discounted Lease Balance of Leases 									            $0
     substituted for Leases subject to Defaulted Leases

 Maximum ADLB of substituted Leases									                    $9,024,634
 (6% of ADLB at Closing Date)

 (2) Cumulative Discounted Lease Balance of Leases 									            $0
     Substituted for Leases subject to Warranty Event

 Maximum ADLB of substituted Leases									                    $7,520,529
 (5% of ADLB at Closing Date)

 (3) Cumulative Discounted Lease Balance of Leases 									            $0
     Substitituted for Leases

 Maximum ADLB of substituted Leases									                   $15,041,057
 (10% of ADLB at Closing Date)


 (4) Aggregate Discounted Lease Balance									              $141,589,464
     (on the last day of the Collection Period)
     Less: Outstanding Class A Principal Balance					        ($123,357,718)
     (on the last day of the Collection Period)
     Substitution Subordination Amount									                $18,231,746

 Greater of:
 a) 15% of ADLB on the last day of the Collection              $21,238,420
    Period
 b) Minimum Required Subordination Amount									              $5,640,396

 If substitution subordination amount does not exceed the Greater of (a) and (b),there can be no substitutions for Early Termination
 Leases or Warranty Events

EARLY TERMINATION LEASES (Section 3.2(b))

Aggregate Discounted Lease Balance of all Leases which have       $860,230
 Become Early Termination Leases	or Partial Early
 Termination Leases
Less: Cumulative Discounted Lease Balance of leases                     $0
 substituted for Early Termination Leases
Net Aggregate Discounted Lease Balance of Early Termination       $860,230
 Leases

Maximum Early Termination Leases                                $4,790,157
(3% of ADLRB at Cut-Off Date)

                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1996-1
                                    Monthly Statement
                          For the Collection Period ended 12/31/97

PAYMENTS ON CLASS A & B SECURITIES (PER $1,000 OF INITIAL PRINCIPAL BALANCE, PER PAGE 35 & 26 OF PROSPECTUS)

	CLASS A
	Principal Payment								                                      $36.3920753
	Interest Payment								                                        $4.8082715

	CLASS B
	Principal Payment								                                      $36.3732963
	Interest Payment								                                        $5.3390509

Remaining outstanding principal balance, Class A									      $928.4784470
(per $1,000 of initial principal balance)

Remaining outstanding principal balance, Class B									      $928.5153533
(per $1,000 of initial principal balance)

Class A Pool Factor									                                    92.8478447%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

Class B Pool Factor									                                    92.8515353%
(remaining outstanding principal balance/initial
outstanding principal balance, after current payment)

DISCOUNTED LEASE AND RESIDUAL DATA

ADLB on the last day of the Collection Period									        $141,589,464.39
ADLRB on the last day of the Collection Period									       $150,828,927.23

LOSS AND DELINQUENCY DATA

DLB of Defaulted Leases for the Collection Period									              $0.00
# of Defaulted Leases									                                              0

DLB of Early Termination Leases for the Collection Period								$396,427.95
# of Early Termination Leases									                                    77

DLB of Partial Early Termination Leases for the Collection          $7,760.89
 Period
# of Partial Early Termiantion Leases                                       3

DLB of Repurchased Leases for the Collection Period									            $0.00
# of Repurchased Leases									                                            0

DLB of delinquent Leases (90 days delinquent) 									            $27,582.42
for the Collection Period




                                TL Lease Funding Corp. IV
                           TLFC IV Equipment Lease Trust 1996-1
                                   Monthly Statement
                          For the Collection Period ended 12/31/96

                             					ADLB
                          					PER AR AGING	       	PERCENT

Current											            138,244,209            97.64%
31-60 Days Past Due											  2,811,539             1.99%
61-90 Days Past Due											    507,449             0.36%
Over 90 Days Past Due											   26,269             0.02%
Total											             $141,589,465           100.00%


